UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Humana Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

On March 4, 2020, Humana Inc. (the “Company”) made the following communication available to the Company’s employees:

Highlights

•	You may have the right to vote on items being presented at our Annual Meeting of Stockholders (the “Annual Meeting”)

•	The Company’s Annual Meeting is scheduled for April 23, 2020

Exercise your voting privilege as a Humana stockholder

Humana associates who participate in our Company’s Retirement Savings Plan 401(k) and have invested funds in the Humana Common Stock Fund have the right to vote on items being presented at this year’s Annual Meeting, scheduled for April 23, 2020. You may submit one vote for each share held in your Humana Common Stock account as of February 24, 2020, the record date for this Annual Meeting.

What documents do you need to vote?

Every year, Humana produces a document - the proxy statement - that details all of the information the Company’s stockholders need in order to make informed votes. The proxy becomes available to stockholders and the public after Humana files it with the federal Securities and Exchange Commission on March 4, 2020. In order to vote, you must also receive an official “voting card.”

When will you receive the proxy statement and voting card?

Starting March 4, 2020, all stockholders who have (recently or in prior years) successfully submitted electronic requests for a proxy statement and voting card will then receive - via the e-mail address you designated during the online-registration process - a proxy statement and voting card. (Please watch for e-mail from ID@ProxyVote.com.) If you did not sign up for electronic delivery of these materials, you’ll receive a “Notice and Access Card” in the mail at home regarding the material.

When can participants in the Humana Retirement Savings Plan vote?

If you wish to vote, you may do so AFTER you receive your voting card. You then must vote BEFORE 11:59 p.m., EDT on Wednesday, April 15, 2020, through Humana’s Retirement Savings Plan Trustee - Charles Schwab - with Broadridge acting as tabulator. If your voting instructions are received by 11:59 p.m. EDT on Wednesday, April 15, 2020, the Trustee will submit a proxy that reflects your instructions. If you do not give voting instructions (or give them late), the Trustee will vote your interest in the Humana Common Stock Fund in the same proportion as the shares attributed to the Humana Retirement Savings Plan actually voted. Humana’s Annual Meeting will be held on April 23, 2020.

Whom do you contact for answers to your stockholder-voting-process questions?

If you have any questions, please contact Joseph M. Ruschell, Corporate Secretary.

On March 4, 2020, the Company distributed the following “Notice Regarding the Availability of Proxy Materials” to its stockholders as of the record date of February 24, 2020.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 23, 2020

HUMANA INC.	Meeting Information
	Meeting Type: For holders as of: Date: April 23, 2020	Annual Meeting February 24, 2020 Time: 9:30 a.m., Eastern Time

Location: HUMANA INC. 25TH FLOOR AUDITORIUM 500 WEST MAIN STREET LOUISVILLE, KENTUCKY 40202

HUMANA INC. 500 WEST MAIN STREET 21st FLOOR LOUISVILLE, KENTUCKY 40202 ATTN: JOSEPH M. RUSCHELL

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

E93801-P32365	See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com

2)	BY TELEPHONE:	1-800-579-1639

3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Attend the Annual Meeting and request a ballot to vote these shares. Mark voting instructions on the ballot and deliver to the Inspectors of Elections.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E93801-P32365

HUMANA INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

Vote on Directors

1.	Election of Directors.

	Nominees:	For	Against	Abstain	For	Against	Abstain

1a)   Kurt J. Hilzinger

1b)   Frank J. Bisignano

1c)   Bruce D. Broussard

1d)   Frank A. D’Amelio

1e)   W. Roy Dunbar

1f)    Wayne A. I. Frederick, M.D.

1g)   John W. Garratt

1h)   David A. Jones, Jr.

1i)    Karen W. Katz

1j)    William J. McDonald

1k)   James J. O’Brien

1l)    Marissa T. Peterson

		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

2.  The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.  Non-binding advisory vote for the approval of the compensation of the named executive officers as disclosed in the 2020 proxy statement.

					☐ ☐	☐ ☐	☐ ☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐	At their discretion, the Proxies are authorized to vote upon any other matters as may come before the Annual Meeting.

Signatures of stockholders should correspond exactly with the names shown on this proxy card. Attorneys, trustees, executors, administrators, guardians and others signing in a representative capacity should designate their full titles. When shares of Company Common Stock are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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